Exhibit 99.1

SETTLEMENT AGREEMENT AND GENERAL RELEASE

THIS SETTLEMENT AGREEMENT AND GENERAL RELEASE (this “Agreement”) is entered into this 26th day of January, 2007, by and between Tri-S Security Corporation, a Georgia corporation (“Purchaser”), and David Shopay, on behalf of himself and the other Shareholders (as hereinafter defined) in his capacity as the Shareholder Representative. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement (as hereinafter defined).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Stock Purchase Agreement, dated as of August 30, 2005, by and among Purchaser and the shareholders of The Cornwall Group, Inc., a Florida corporation (“Cornwall”), listed on the signature pages thereto (the “Shareholders”), as amended by that certain Amendment No. 1 to Stock Purchase Agreement, dated October 18, 2006 (as so amended, the “Purchase Agreement”), Purchaser purchased from the Shareholders all of the issued and outstanding capital stock of Cornwall;

WHEREAS, pursuant to the Purchase Agreement and in connection with the closing of the transactions contemplated thereby, Purchaser executed that certain Promissory Note dated October 18, 2005 in favor of David Shopay, in his capacity as the Shareholder Representative, with a principal amount of $250,000 (the “Promissory Note”), which principal amount and the interest accrued thereon constitutes a portion of the Escrow Fund;

WHEREAS, Purchaser has asserted and demanded its right to indemnification under the Purchase Agreement and its right of offset under the Promissory Note with respect to the Purchaser Losses described in those certain notices to the Indemnifying Shareholders and the Escrow Agent dated June 17, 2006 and November 15, 2006 (collectively, the “Loss Notices”);

WHEREAS, the Shareholder Representative disputes the claims made by Purchaser in the Loss Notices;

WHEREAS, pursuant to Section 12.14 of the Purchase Agreement, the Shareholder Representative has the power to, among other things, act for the Shareholders with respect to all indemnification matters referred to in the Purchase Agreement, including, without limitation, the right to compromise and settle any claim on behalf of the Shareholders; and

WHEREAS, Purchaser and the Shareholder Representative, on behalf of himself and the other Shareholders, desire to amicably settle the claims made by Purchaser in the Loss Notices and, in connection therewith, desire to release each other from certain claims, obligations and liability as set forth herein;

NOW, THEREFORE, in consideration of the mutual terms and conditions contained herein and other valuable consideration, the receipt and adequacy of which the parties hereby acknowledge, the parties hereto agree as follows:

ARTICLE I

SETTLEMENT

Section 1.1 Forgiveness of Promissory Note. The Shareholder Representative, on behalf of himself and each of the Shareholders, hereby forgives, cancels and forever discharges all amounts owed by Purchaser under the Promissory Note. Contemporaneous with the execution hereof, the Shareholder Representative shall deliver to Purchaser the original Promissory Note, which the Shareholder Representative shall have marked and acknowledged as “paid in full.”

Section 1.2 Joint Instructions to Escrow Agent. Contemporaneous with the execution hereof, Purchaser and the Shareholder Representative shall issue joint written instructions to the Escrow Agent in substantially the form of Exhibit “A” attached hereto (the “Instructions”).

Section 1.3 Condition to Effectiveness. Notwithstanding anything herein to the contrary, this Agreement is conditional upon, and shall not become effective unless and until, the Escrow Fund has been disbursed in accordance with the Instructions. Purchaser and the Shareholder Representative acknowledge that this Agreement has been drafted in an attempt to settle the existing disputes between Purchaser and the Shareholder Representative with respect to the Purchaser Losses described in the Loss Notices and constitutes a settlement communication. In the event that this Agreement does not become effective, each of Purchaser and the Shareholder Representative shall preserve all rights and remedies, and no waiver or concession shall be inferred from any provision of this Agreement.

ARTICLE II

MUTUAL RELEASES AND CERTAIN COVENANTS

Section 2.1 Release of Claims by the Shareholder Representative. As a material inducement for Purchaser to enter into this Agreement, the Shareholder Representative, for himself and on behalf of each of the other Shareholders and on behalf of his and their respective successors, assigns, directors, officers, employees, Affiliates, family members, agents and representatives, as applicable (collectively, the “Seller Parties”), hereby absolutely, unconditionally and irrevocably releases, waives, acquits, withdraws, retracts and forever discharges any and all claims, obligations, losses, demands, actions, causes of action and liabilities, of whatsoever kind and nature, character and description, whether in law or equity, whether sounding in tort, contract or under any other applicable Law, whether known or unknown, and whether anticipated or unanticipated, which any of the Seller Parties ever had, now has or may ever have, directly or indirectly (collectively, “Claims”), against Purchaser and its successors, assigns, directors, officers, employees, Affiliates, family members, agents and representatives, as applicable (the “Purchaser Parties”), by reason of any act, omission, matter, cause or thing whatsoever, from the beginning of time to, and including, the date of the execution of this Agreement, including, without limitation, all Claims arising out of or relating to the Promissory Note, the Purchase Agreement or any of the transactions contemplated thereby; provided, however, that the release provided in this Section 2.1 does not include a release of any Claims arising out of or related to any breach, or the interpretation or enforcement of, this Agreement, the Approved Employment Agreements or that certain letter agreement dated

October 18, 2005 among Purchaser, David Shopay, Thomas Shopay and Rebecca L. Shopay (the “Letter Agreement”).

Section 2.2 Release of Claims by Purchaser. As a material inducement for the Shareholder Representative, on behalf of himself and each of the other Shareholders, to enter into this Agreement, Purchaser, for itself and on behalf of the other Purchaser Parties, hereby absolutely, unconditionally and irrevocably releases, waives, acquits, withdraws, retracts and forever discharges any and all Claims against any of the Seller Parties by reason of any act, omission, matter, cause or thing whatsoever, from the beginning of time to, and including, the date of the execution of this Agreement, including, without limitation, all Claims arising out of or relating to the Promissory Note, the Purchase Agreement or any of the transactions contemplated thereby; provided, however, that the release provided in this Section 2.2 does not include a release of any Claims arising out of or related to any breach, or the interpretation or enforcement of, this Agreement, the Approved Employment Agreements or the Letter Agreement.

Section 2.3 Covenants.

(a) The consequences of the foregoing provisions have been explained to Purchaser and the Shareholder Representative by their respective counsel. Each of Purchaser and the Shareholder Representative acknowledges that it may hereafter discover facts different from, or in addition to, those which it now knows or believes to be true with respect to the Claims, and agrees that this Agreement and the releases contained herein shall be and remain effective in all respects notwithstanding such different or additional facts or the discovery thereof.

(b) To the extent applicable Law would not otherwise recognize the provisions of Sections 2.1 and 2.2 hereof as constituting a final release applying to unknown and unanticipated Claims within the scope of the release, as well as those now known or disclosed, each of Purchaser and the Shareholder Representative, on behalf of himself and the other Seller Parties, hereby expressly waives all rights or benefits which they may have now or in the future under any such applicable Law.

(c) The Shareholder Representative, on behalf of himself and all of the other Seller Parties, hereby forever agrees and covenants to refrain and forbear from asserting, commencing, instituting or prosecuting any lawsuit, action, claim or right to setoff or deduction based on, arising out of or related to the Promissory Note, the Purchase Agreement or the transactions contemplated thereby.

(d) The Purchaser, on behalf of itself and the other Purchaser Parties, hereby forever agrees and covenants to refrain and forbear from asserting, commencing, instituting or prosecuting any lawsuit, action, claim or right to setoff or deduction based on, arising out of or related to any of the Promissory Note, the Purchase Agreement or the transactions contemplated thereby.

ARTICLE III

REPRESENTATIONS, WARRANTIES AND ACKNOWLEDGEMENTS

Section 3.1 Representations and Acknowledgements of Purchaser. Purchaser hereby represents and warrants to the Shareholder Representative as follows:

(a) Purchaser is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all necessary corporate power and authority to execute, deliver and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement by Purchaser have been duly authorized by all necessary corporate action on behalf of Purchaser. This Agreement has been duly executed and delivered by Purchaser and constitutes a legal, valid and binding obligation of Purchaser enforceable against it in accordance with its terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights generally, and equitable principles which may limit the availability of certain equitable remedies (such as specific performance).

(b) Purchaser acknowledges that (i) it has relied on its own independent investigation and has not relied on any information or representations furnished by the Shareholder Representative with respect to the Claims released by Purchaser hereby or with respect to determining whether or not to enter into this Agreement; (ii) it has conducted its own due diligence and has had the opportunity to review information, ask questions and receive satisfactory answers concerning the terms and conditions of this Agreement; and (iii) it possesses the knowledge, experience and sophistication to allow it to fully evaluate and accept the merits and risks of entering into the transactions contemplated by this Agreement.

Section 3.2 Representations and Acknowledgements of the Shareholder Representative. The Shareholder Representative hereby represents and warrants to Purchaser as follows:

(a) The Shareholder Representative has the right, power, authority and capacity to execute, deliver and perform the obligations of the Shareholder Representative under this Agreement on behalf of himself and each of the other Shareholders. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Shareholder Representative and all necessary consents or approvals required for such execution, delivery and performance have been obtained and are in full force and effect. This Agreement has been duly executed and delivered by the Shareholder Representative on behalf of himself and each Shareholder and constitutes a legal, valid and binding obligation of each Shareholder enforceable against such Shareholder in accordance with its terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights generally, and equitable principles which may limit the availability of certain equitable remedies (such as specific performance).

(b) Shareholder Representative acknowledges that: (i) he has relied on his own independent investigation and has not relied on any information or representations furnished by Purchaser with respect to the Claims released by the Shareholder Representative hereby or with respect to determining whether or not to enter into this Agreement; (ii) he has conducted his own due diligence and has had the opportunity to review information, ask questions and receive satisfactory answers concerning the terms and conditions of this Agreement; and (iii) he possesses the knowledge, experience and sophistication to allow him to fully evaluate and accept the merits and risks of entering into the transactions contemplated by this Agreement.

ARTICLE IV

MISCELLANEOUS

Section 4.1 Notices. All notices, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given: (i) when personally delivered; (ii) upon actual receipt (as established by confirmation of receipt or otherwise) during normal business hours, otherwise on the first business day thereafter, if transmitted by facsimile or telecopier with confirmation of receipt; (iii) when mailed by certified mail, return receipt requested, postage prepaid; or (iv) when sent by overnight courier; in each case, to the following addresses, or to such other addresses as a party hereto may from time to time specify by notice to the other party given pursuant hereto.

If to the Shareholder Representative, to:

David Shopay

866 Sea Drive Lane

Marco Island, Florida 34145

Fax: (239) 393-0453

With a copy to:

Berman Rennert Vogel & Mandler, P.A.

100 SE 2nd Street, Suite 2900

Miami, Florida 33131

Attn: Charles J. Rennert, Esq.

Fax: 305-347-6463

If to Purchaser, to:

Tri-S Security Corporation

Royal Centre One

11675 Great Oaks Way Suite 120

Alpharetta, GA 30022

Attn: Ronald G. Farrell

Fax: (678) 808-1540

With a copy to:

Rogers & Hardin LLP

Suite 2700

229 International Tower, Peachtree Center

Atlanta, GA 30303

Attn: Steven E. Fox

Fax: (404) 525-2224

Section 4.2 Intended Beneficiaries. To the extent that this Agreement inures to the benefit of Persons not signatories hereto as set forth in Article II, they shall be deemed to be intended beneficiaries, and this Agreement is hereby declared to be made in and for their respective benefits and uses.

Section 4.3 Governing Law. THIS AGREEMENT AND THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER WILL BE GOVERNED BY AND CONSTRUED, ENFORCED AND PERFORMED IN ACCORDANCE WITH THE LAW OF THE STATE OF FLORIDA, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD REQUIRE THE APPLICATION OF LAWS OF ANOTHER JURISDICTION.

Section 4.4 Entire Agreement. This Agreement contains the entire agreement among Purchaser and the Shareholders with respect to the subject matter hereof, and there are no agreements, understandings, representations or warranties among Purchaser and the Shareholders other than those set forth or referred to herein.

Section 4.5 Severability. In case any provision of this Agreement shall be determined to be invalid, illegal or unenforceable for any reason, the remaining provisions of this Agreement shall be unaffected and unimpaired thereby, and shall remain in full force and effect, to the fullest extent permitted by applicable Law.

Section 4.6 Survival of Representations. All representations, warranties, agreements, covenants and obligations herein are material, shall be deemed to have been relied upon by the other party hereto, and shall survive the disbursement of the Escrow Fund.

Section 4.7 Heirs, Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Purchaser and the Shareholders and, as applicable, their respective heirs, successors and assigns.

Section 4.8 No Admission of Liability. This Agreement is not an admission of any liability but is a compromise, and this Agreement shall not be treated as an admission of liability. All communications (whether oral or in writing) between and/or among the parties hereto, their counsel and/or their respective representatives relating to, concerning or in connection with this Agreement, or the matters covered hereby and thereby, shall be governed and protected in accordance with the Federal Rule of Evidence 408 to the fullest extent permitted by law.

Section 4.9 No Assignment of Claims. Each of Purchaser and the Shareholder Representative, on behalf of himself and the other Shareholders, represents and warrants that none of the Claims released hereby, nor any part thereof, have been assigned, granted or transferred in any way to any Person.

Section 4.10 Interpretation. This Agreement has been jointly drafted by the parties hereto at arm’s-length, and each party hereto has had ample opportunity to consult with independent legal counsel. No provision or ambiguity in this Agreement shall be resolved against any party solely by virtue of its participation in the drafting of this Agreement.

Section 4.11 Attorneys’ Fees. Each party hereto shall be responsible for the payment of (i) its own costs and expenses (including reasonable attorneys’ fees) and (ii) all of its costs and expenses (including reasonable attorneys’ fees) in connection with the matters referred to in this Agreement. Nevertheless, in any action or proceeding to enforce this Agreement, the prevailing party shall be entitled to payment of its reasonable costs and expenses (including reasonable attorneys’ fees).

Section 4.12 Captions. The captions of this Agreement are for convenience only and are not a part of this Agreement and do not in any way limit or amplify the terms and provisions of this Agreement and shall have no effect on its interpretation.

Section 4.13 Counterparts. This Agreement may be executed in counterparts, by either an original signature or signature transmitted by facsimile transmission or other similar process and each copy so executed shall be deemed to be an original and all copies so executed shall constitute one and the same agreement.

Section 4.14 Number and Gender. Words in the singular shall include the plural, and words in a particular gender shall include either or both additional genders, when the context in which such words are used indicates that such is the intent.

[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

TRI-S SECURITY CORPORATION

By:	/s/ R.G. Farrell
Name:	R.G. Farrell
Title:	Chairman/CEO

SHAREHOLDER REPRESENTATIVE:

/s/ David Shopay
DAVID SHOPAY

EXHIBIT A

INSTRUCTIONS

January     , 2007

SunTrust Bank

777 Brickell Avenue

Miami, Florida 33131

Attention: Oscar Suris

Ladies and Gentlemen:

Reference is made to the (i) Stock Purchase Agreement dated as of August 30, 2005, among Tri-S Security Corporation (“Purchaser”) and the shareholders of The Cornwall Group, Inc. signatory thereto (the “Shareholders”); (ii) Escrow Agreement dated as of October 18, 2005, among Purchaser, David Shopay, in his capacity as the Shareholder Representative, and SunTrust Bank, as Escrow Agent (the “Escrow Agreement”); (iii) letters from Purchaser to the Indemnifying Shareholders and the Escrow Agent dated June 19, 2006 and November 13, 2006 (collectively, the “Loss Notices”); and (iv) Settlement Agreement and General Release dated as of January     , 2007, between Purchaser and David Shopay, on behalf of himself and the other Shareholders in his capacity as the Shareholder Representative (the “Settlement Agreement”). Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Escrow Agreement.

This letter shall constitute the joint written instructions of Purchaser and the Shareholder Representative to the Escrow Agent to disburse the Escrow Fund as provided below. These instructions are being issued by Purchaser and the Shareholder Representative pursuant to the terms of the Settlement Agreement, which among other things, settle the claims made by Purchaser set forth in the Loss Notices.

1. Please first immediately disburse Two Hundred Thousand Dollars ($200,000.00) to Purchaser by wire transfer to the following account:

2. Please next immediately disburse Twenty-Five Thousand Dollars ($25,000.00) to Berman Rennert Vogel & Mandler, P.A. by wire transfer to the following account:

3. Please next immediately disburse the balance of the Escrow Fund to the Shareholder Representative by wire transfer to the following account:

Following the completion of the transfers set out above, Purchaser and the Shareholder Representative hereby agree and acknowledge that the Escrow Agreement shall immediately terminate and be of no further force or effect, except to the provisions thereof that, pursuant to the terms of the Escrow Agreement, survive its termination.

These instructions may be delivered by facsimile and in one or more counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same instrument.

Thank you for your prompt attention to this matter.

[Signature Page Follows.]

Sincerely,

TRI-S SECURITY CORPORATION

By:
Name:
Its:

SHAREHOLDER REPRESENTATIVE

DAVID SHOPAY

ACKNOWLEDGED:

SUNTRUST BANK, as Escrow Agent

By:
Name:
Title: